EX.99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

      Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Badgley Funds, Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Badgley Funds, Inc. for the period ended November 30, 2006 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Badgley Funds, Inc for the stated period.


/s/ J. Kevin Callaghan                    /s/ Lisa P. Guzman
---------------------------------         ---------------------------------
J. Kevin Callaghan                        Lisa P. Guzman
President, Badgley Funds, Inc.            Treasurer, Badgley Funds, Inc.

Dated: 02/07/07


This statement accompanies this report on Form NCSR pursuant to Section 906 of the SarbanesOxley Act of 2002 and shall not be deemed as filed by Badgley Funds, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.